12

                       COMMUNITY TRUST BANCORP, INC.

                           208 North Mayo Trail
                         Pikeville, Kentucky 41501

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD APRIL 22, 1997

  The Annual Meeting of Shareholders of Community Trust Bancorp, Inc. will be held at the Pikeville High School Auditorium, North Mayo Trail, Pikeville, Kentucky, on Tuesday, April 22, 1997 at 5:30 p.m., local time, for the following purposes:

           1. To elect a Board of nine Directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualify.

           2.   To ratify and approve the appointment of Ernst & Young
                LLP as the Corporation's Independent Certified Public Accountants for the fiscal year ending December 31, 1997.

           3. To transact such other business as may properly come before the meeting or any adjournment thereof.

  Only those holders of stock of record at the close of business on February 28, 1997 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

  The Proxy Statement describing matters to be considered at the Annual Meeting is attached to this notice.

  We hope you will attend the meeting and vote your shares in person.








                         By Order of the Board of Directors





                         Burlin Coleman                Jean R. Hale
                         Burlin Coleman                Jean R. Hale
                         President and                 Executive Vice President
                         Chairman of the Board





Pikeville, Kentucky
March 21, 1997

                                 IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE U.S. IN THE EVENT YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON AT ANY TIME BEFORE YOUR PROXY IS EXERCISED.

                       Community Trust Bancorp, Inc.

                           208 North Mayo Trail
                         Pikeville, Kentucky 41501

                              PROXY STATEMENT

                      Annual Meeting of Shareholders
                         to be held April 22, 1997

                               INTRODUCTION

       This Proxy Statement and accompanying proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Community Trust Bancorp, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, April 22, 1997, at 5:30 p.m. (EDT), at the Pikeville High School Auditorium, North Mayo Trail, Pikeville, Kentucky, and any adjournments thereof. A copy of the Company's 1996 Annual Report to Shareholders and form 10-K accompanies this Proxy Statement.

      The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited in person, by telephone and other means of communication by directors, officers, and other employees of the Company, none of whom will receive additional compensation for such services. The Company will also request brokerage houses, custodians and nominees to forward soliciting materials to the beneficial owners of stock held of record by them, and will pay the reasonable expenses of such persons for forwarding such materials. This Proxy Statement and the accompanying proxy are first being mailed or given to shareholders of the Company on or about March 21, 1997.

                     RECORD DATE AND VOTING SECURITIES

      The Common Stock of Community Trust Bancorp, Inc. ("Common Stock") is the only class of outstanding voting securities. Only holders of Common Stock of record at the close of business on February 28, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, there were 9,144,950 shares of Common Stock outstanding. In the election of directors, shareholders have cumulative voting rights. Accordingly, each shareholder will have the right to cast as many votes in the aggregate as equals the number of shares of Common Stock held by the shareholder multiplied by the number of directors to be elected at the Annual Meeting. Each shareholder may cast all of his or her votes for one candidate, or distribute such votes among two or more candidates. Shareholders will be entitled to one vote for each share of Common Stock held of record on the Record Date with regard to any other matters that properly come before the Annual Meeting or any adjournment thereof.

      Each proxy, unless the shareholder otherwise specifies, will be voted in favor of the election of the nine nominees for director named herein. Where a shareholder has appropriately specified how the proxy is to be voted, it will be voted accordingly. As to any other matter which may properly be brought before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the proxy. A shareholder may revoke his or her proxy at any time prior to its exercise. Revocation may be effected by written notice to the Company, by a subsequently dated proxy received by the Company, or by oral revocation in person at the Annual Meeting or any adjournment thereof, or by voting in person at the Annual Meeting or any adjournment thereof.

      A majority of the outstanding shares present in person or by proxy is required to constitute a quorum to transact business at the Annual Meeting. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted shares for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates that it does not have discretionary authority as to certain shares to vote on a particular matter, such shares will not be considered as present and entitled to vote with respect to such matter.

                          PRINCIPAL SHAREHOLDERS

      The following table sets forth information as to each shareholder known by the Company to beneficially own more than five percent of the Common Stock as of the Record Date.

          Beneficial Owners            Amount and Nature          Percent
          Name and Address             of Beneficial Ownership    of Class
          -----------------            -----------------------    --------
          Trust Company of Kentucky,        913,319 (1)             10.0%
          as Fiduciary
          P. O. Box 2560
          Ashland, Kentucky  41105

(1) The shares indicated are held by Trust Company of Kentucky. a subsidiary of the Company, in fiduciary capacities as trustee, executor, agent or otherwise. Of the shares indicated, Trust Company has sole voting rights with respect to 172,323 shares, shared voting rights with respect to 27,500 shares and no voting rights with respect to 713,496 shares. Trust Company has shared investment power with respect to 49,088 shares and sole investment power with respect to 864,231 shares.


                           ELECTION OF DIRECTORS

      The Company's directors are elected at each annual meeting of the shareholders and hold office until the next election of directors or until their successors are duly elected and qualify. The persons named below, all of whom currently serve as directors of the Company, have been nominated for election to serve until the 1998 Annual Meeting of Shareholders. The following table sets forth certain information respecting the persons nominated to be directors of the Company:

                                                                           Amount and
                            Positions                                      Nature of
                            and         Director    Principal              Beneficial          Percent
Name and Age (1)            Offices*     Since      Occupation (2)         Ownership (3)       of Class
Charles J. Baird; 47        Director      1988      Baird, Baird, Baird     71,593 (5)            (4)
                                                    & Jones, P.S.C.,
                                                    Attorneys

Burlin Coleman; 67          Chairman of   1980      Chairman of Board      389,483 (6)            4.3%
                            Board of                of Directors,
                            Directors,              President & CEO -
                            President &             Community Trust
                            CEO                     Bancorp, Inc.

Nick A. Cooley; 63          Director      1980      President - Unit        31,645                (4)
                                                    Coal Corporation

William A. Graham, Jr.; 60  Director      1990      Chairman of the        100,970 (7)            1.1%
                                                    Advisory Board -
                                                    Fleming County
                                                    Region - Community
                                                    Trust Bank, NA

Jean R. Hale; 50            Executive VP, 1993      President & CEO -       26,548 (8)            (4)
                            Secretary &             Community Trust
                            Director                Bank, NA

                                         2

Brandt Mullins; 69          Vice Chairman 1980      Retired President -     71,069 (9)            (4)
                            & Director              Community Trust
                                                    Bank, NA

M. Lynn Parrish; 47         Director      1993      President - Knott Floyd 55,091 (10)           (4)
                                                    Land Co., Inc.

Ernest M. Rogers; 69        Director      1980      President and General   54,067 (11)           (4)
                                                    Manager - Rogers Petroleum
                                                    Services, Inc.

Porter Welch;  71           Director      1995      Chairman of the         40,635 (12)           (4)
                                                    Advisory Board -
                                                    Woodford County
                                                    Region - Community
                                                    Trust Bank, NA

                    All directors and executive officers as a group        866,191 (13)           9.5%
                    (13 in number, including the above named individuals)

   *   Burlin  Coleman  is also a director of  Community  Trust  Bank,  NA,
Community Trust Bank, FSB and Trust Company of Kentucky. Jean Hale is also a director of Community Trust Bank, NA and Trust Company of Kentucky.
Brandt Mullins is also a director of Commercial Bank, West Liberty.

<fn1>
  (1)  The ages listed are as of February 28, 1997.
<fn2>
  (2) Each of the nominees has been engaged in the principal occupation specified above for five years of more.
<fn3>
  (3)  Under the rules of the Securities and Exchange Commission, a person is deemed to beneficially own a security if the person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to beneficially own any shares which that person has
       the right to acquire beneficial ownership within sixty days.   Shares
       of Common Stock subject to options exercisable within sixty days are deemed outstanding for computing the percentage of class of the person holding such options but are not deemed outstanding for computing the percentage of class for any other person. Unless otherwise indicated, the named persons have sole voting and investment power with respect to shares held by them.
<fn4>
  (4)  Less than 1 percent.
<fn5>
  (5) Includes 35,093 shares in trust for W. J. Baird's grandchildren over which Mr. Baird is trustee with the power to vote and invest such shares.
<fn6>
  (6)  Includes the following shares beneficially owned by Burlin Coleman:
       253,671 shares held in trust over which Mr. Coleman has sole voting and investment power; 53,999 shares in which Mr. Coleman shares voting power pursuant to a power of attorney; 395 shares held directly by Mr. Coleman; and 81,418 shares held in IRA over which Mr. Coleman has sole voting and investment power. Excludes 8,770 shares held by Mr. Coleman's wife, over which Mr. Coleman has no voting or investment power.
<fn7>
  (7) Includes 5,709 shares that Mr. Graham may acquire pursuant to options exercisable within sixty days of the Record Date and 868 shares held in the ESOP, which Mr. Graham has the power to vote.
<fn8>
  (8) Includes 8,995 shares which Mrs. Hale may acquire pursuant to options exercisable within sixty days of the Record Date and 2,214 shares held in the ESOP, which Mrs. Hale has the power to vote. Excludes 4,625 shares held by Mrs. Hale's husband, over which Mrs. Hale has no voting or investment power.
<fn9>
  (9) Includes 68,444 shares held in trust, which Mr. Mullins has the power to vote. Excludes 21,375 shares held by Mr. Mullins' wife, over which Mr. Mullins has no voting or investment power.

                                         3

<fn10>
  (10) Excludes 600 shares held by Mr. Parrish's wife as custodian for their minor child, over which Mr. Parrish has no voting or investment power.
<fn11>
  (11) Excludes 15,674 shares held by Mr. Rogers' wife, over which Mr. Rogers has no voting or investment power.
<fn12>
  (12) Excludes  40,000 held by Mr. Welch's wife,  over  which  Mr.
       Welch has no voting or investment power.
<fn13>
  (13) Includes 18,849 shares which may be acquired by all directors and executive officers as a group pursuant to options exercisable within sixty days of the Record Date.

      Unless  authority to do so is withheld, it is the  intention  of  the persons named in the proxy card to vote for the election of each of the nominees listed above. All nominees have indicated a willingness to serve and the Company does not anticipate that any of the above nominees will decline or be unable to serve if elected as a director. However, in the event that one or more of such nominees is unable, unwilling or unavailable to serve, the persons named in the proxy shall have authority, according to their judgment, to vote for such substitute nominees as they, after consultation with the Company's Board of Directors, shall determine. If considered desirable, cumulative voting will be exercised by the persons named in the proxy to elect as many of such nominees as possible.

      The  following  persons  are executive officers  of  Community  Trust
Bancorp,  Inc.   They  are  not nominated to  serve  as  directors.   Their
security ownership is as follows:
                                              Amount  &  Nature  of   Percent
Name               Position                   Beneficial Ownership    of Class

Terry N. Coleman   President and Chief
                   Executive Officer                19,858 (2)          (1)

Richard M. Levy    Executive Vice President,         1,448 (3)          (1)
                   Chief Financial Officer and Treasurer

William Vermillion Executive Vice President          3,286 (4)          (1)

Ronald M. Holt     Executive Vice President            498 (5)          (1)

(1) Less than 1 percent.
(2) Includes 1,178 shares held in trust, 734 shares that Mr. Coleman may acquire pursuant to options exercisable within sixty days of the Record Date and 6,900 shares held in the KSOP, which Mr. Coleman has the power to vote. Terry N. Coleman resigned as President and Chief Executive Officer November 1, 1996.
(3) Includes 375 shares which Mr. Levy may acquire pursuant to options exercisable within sixty days of the Record Date and 48 shares held in the KSOP, which Mr. Levy has the power to vote.
(4) Includes 2,786 shares which Mr. Vermillion may acquire pursuant to options exercisable within sixty days of the record date.
(5) Includes 250 shares which Mr. Holt may acquire pursuant to options exercisable within sixty days of the Record Date and 48 shares held in the KSOP, which Mr. Holt has the power to vote.

               INFORMATION CONCERNING THE BOARD OF DIRECTORS

      Directors of the Company, who are not also officers of the Company were paid $1,000 per meeting of the Board if in attendance or $500 if not in attendance for 1996. Directors who are also officers of the Company did not receive additional compensation for serving as a director.

     The Board of Directors had seven meetings during the 1996 fiscal year. The Board has among other committees, Audit and Asset Quality, Compensation and Directors Nominating Committees.

     The Audit and Asset Quality Committee consists of Charles Baird, Nick Cooley, Porter Welch, Ernest M. Rogers and William A. Graham, Jr. The Audit and Asset Quality Committee met three times during 1996. The committee reviews and reports to the Board with respect to various auditing and accounting matters, including the appointment and performance of the independent auditors, the scope of audit procedures, general auditing policy matters and adequacy of internal controls.

      The Compensation Committee consists of Brandt Mullins, Ernest M. Rogers and Nick Cooley. The Compensation Committee, which held two meetings during 1996, reviews the compensation practices of the Company and its subsidiaries.

     The Directors Nominating Committee consists of Burlin Coleman, Brandt Mullins, Charles Baird and Porter Welch. This committee met one time in 1996.


              INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS

      In the ordinary course of business, the Company, through its wholly-owned subsidiary commercial banks and savings bank, has in the past and expects to have in the future, banking transactions, including lending to its directors, officers, principal shareholders and their associates. When these banking transactions are credit transactions they are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others. In the opinion of the Company's Board of Directors, such transactions do not involve more than the normal risk of collectibility or present any other unfavorable features.

      Mr. Charles Baird, a director of the Company, is a partner in Baird, Baird, & Jones, P.S.C., a law firm which provided services to Community Trust Bancorp, Inc. and its affiliates during 1996 and will be retained by Community Trust Bancorp, Inc. and its affiliates during the current fiscal year 1997. Approximately $400,000 in legal fees were paid to Baird, Baird, Baird, & Jones during 1996.

   COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires the Company's executive officers and directors and persons who own more than ten percent (10%) of the Common Stock, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") as well as to furnish the Company with a copy of such report (the Company is not aware of any beneficial owner of more than 10% of its Common Stock). Additionally, SEC regulations require the Company to identify in its Proxy Statement those individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year. Brandt Mullins, Porter Welch, and William Vermillion were late filing SEC Form 4 (statement of changes in beneficial ownership) during 1996.


            EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
                      CHANGE-IN-CONTROL ARRANGEMENTS

      As of December 31, 1996, the Company had executed certain termination of employment and change-in-control agreements ("Severance Agreements") with Jean R. Hale, Richard M. Levy, Ronald M. Holt and William Vermillion, the Company's named executive officers. The Severance Agreements were executed on January 23, 1996 and are effective for a term equal to the longer of three years or the covered period should a change-in-control of the Company occur during such three year period. The covered period during which the terms and conditions of the Severance Agreements are effective is the period of time following a change-in-control equal to (i) two years following the occurrence of the change-in-control in the event of an involuntary termination or a voluntary termination following a change in duties, or (ii) the thirteenth month following the change-in-control in the event of a voluntary termination not preceded by a change in duties.

      The Severance Agreements require the payment to the applicable named executive officer of a severance amount in the event of an involuntary or voluntary termination of employment after a change-in-control of the company during the covered period. The severance amount payable under the Severance Agreement is equal to (i) 2.99 times the named executive officer's base annual salary in the event of involuntary termination, or
(ii) 2.99 times the named executive officer's base annual salary in the event of a voluntary termination of employment preceded by a change in duties subsequent to a change-in-control of the Company or 2.00 times the named executive officer's annual base salary in the event of a voluntary termination of employment not preceded by a change in duties subsequent to a change-in-control of the Company.

      A change-in-control has occurred when (i) any person, including a group under Section 13(d)(3) of the Securities Exchange Act of 1934, is or becomes the owner of 30% or more of combined voting power of the Company's outstanding securities; (ii) as a result of, or in connection with, any tender offer, exchange offer, merger or other combination, sale of assets or contested election, the persons who were directors of the Company before such transaction(s) shall cease to constitute a majority of the Board of Directors of the Company or successor of the Company; (iii) a tender or exchange offer is made and consummated for the ownership of 30% or more of the combined voting power of the Company's outstanding voting securities;
(iv) the Company transfers substantially all of its assets to another corporation that is not a wholly-owned subsidiary of the Company.

                          EXECUTIVE COMPENSATION

      The following table sets forth the total annual compensation paid or accrued by the Company to or for the account of the Chief Executive Officer and each of the executive officers of the Company whose total cash compensation for the fiscal year ended December 31, 1996 exceeded $100,000.

                        SUMMARY COMPENSATION TABLE

                                   Annual              Long-Term
                                  Compensation         Compensation

   Name and                       Salary  Bonus (1)  Options (2)     All Other
Principal Position         Year     ($)      ($)         (#)     Compensation (3)($)
Terry N. Coleman (4)       1996   540,000  94,500      55,143           10,750
President, Chief Executive 1995   180,000  24,032       1,545           12,590
Officer, and Director      1994   165,000  35,021       1,467           13,746

Jean R. Hale               1996   170,000  68,136      29,233           10,233
Executive Vice President,  1995   170,000  24,032       1,545           12,132
Secretary, and Director    1994   165,000  35,021       1,467           16,359

Richard M. Levy (5)        1996   129,038  45,500      27,786            6,175
Executive Vice President   1995   104,807   8,312       1,500           21,357
Chief Financial Officer

William Vermillion (6)     1996   121,538  45,500      22,786                0
Executive Vice President   1995         0       0           0                0

Ronald M. Holt (7)         1996   120,769  45,500      27,786           36,009
Executive Vice President   1995    80,385  13,341       1,000            6,726

Burlin Coleman (8)         1996    24,231       0           0                0
Chairman, President        1995         0       0           0                0
Chief Executive Officer
and Director               1994   174,000   7,830           0           12,969

<fn1>
 (1) Bonuses are paid under the senior management incentive
     plan, which is open to executive officers and affiliate CEO's. Bonuses are based on earnings per share of the Company, with modifying factors which are different for each officer. (See report of the Compensation Committee)
<fn2>
 (2) These options were granted under the 1989 Stock  Option
     Plan (the "Option Plan"). The Option Plan permits the grant of options to employees of the Company and its subsidiaries whose efforts contribute, or may be expected to contribute materially to the successful performance of the Company .
<fn3>
 (3) Amounts  in this column include contributions  made  by the Company under the Savings and Employee Stock Ownership Plan (the "KSOP Plan") and relocation expenses. For 1996, all amounts listed are KSOP Plan contributions except for Mr. Ronald Holt ($6,060 KSOP Plan, $29,949 relocation). Participation in the KSOP Plan is available to any employee of the Company or its subsidiaries who has been employed for one year, completed 1,000 hours of service and has attained the age of 21 ("Participant"). Participants may contribute 1% to 15% of their annual salary and the Company will contribute 50% of the Participant's first 8% of contributions. The Company also contributes a base percentage of each Participants salary as determined annually by the Board of Directors. For 1994, 1995 and 1996, the Company made a base contribution of 4% of the Participant's annual salaries.
<fn4>
 (4) Terry  N.  Coleman  resigned  as  President  and  Chief executive officer November 1, 1996. Mr. Coleman was paid a severance amount of $360,000 included in Salary for 1996.

                                         6

<fn5>
 (5) Richard M. Levy was employed by the Company on February
     27, 1995.
<fn6>
 (6) William Vermillion resigned his position on January 13,
     1997.
<fn7>
 (7) Ronald M. Holt was employed by the Company on April  3,
     1995.
<fn8>
 (8) Burlin  Coleman  became Chairman, President  and  Chief
     Executive Officer on November 1,1996. Prior to that date, Mr. Coleman was the Chairman of the Board. For the entire year of 1994, Mr. Coleman served as Chairman and Chief Executive Officer.

   The following table sets forth the information regarding options granted to the named executive officers for fiscal year 1996.

                  OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                                  Potential Realizable
                                                                     Value at Assumed
                                                                 Annual Rates of Stock
                 Individual Grants                                  Price Appreciation
                                                                  for Option Term (2)

                   Number of
                  Securities     Percent
                  Underlying     of Total
                    Options/   Options/SARs    Exercise
                      SARs      Granted to     or Base
                  Granted (1)   Employees       Price  Expiration
Name                  (#)      in Fiscal Year   ($/SH)     Date     5% ($)   10% ($)
Terry N. Coleman     50,000       21.58%        20.50   4/25/2006  644,500  1,633,500
                      5,143                     24.50   1/21/2007   79,254    200,834

Jean R. Hale         20,000       11.44%        20.50   4/25/2006  257,800    653,400
                      9,233                     24.50   1/21/2007  142,281    360,549

Richard M. Levy      20,000       10.88%        20.50   4/25/2006  257,800    653,400
                      7,786                     24.50   1/21/2007  119,982    304,043

William Vermillion   20,000        8.92%        20.50   4/25/2006  257,800    653,400
                      2,786                     24.50   1/21/2007   42,932    108,793

Ronald M. Holt       20,000       10.88%        20.50   4/25/2006  257,800    653,400
                      7,786                     24.50   1/21/2007  119,982    304,043

Burlin Coleman            0        0.00%         0.00      N/A       N/A        N/A

<fn1>
(1) Options  granted under the Senior Management  Incentive
    Plan become exercisable in equal 25% installments beginning one year after the date of the grant and become fully exercisable upon a change in control of the Company. Options granted under Management Retention become exercisable after five years and become fully exercisable upon a change in control of the Company. Options expire if not exercised ten years after the date of the grant.
<fn2>
(2) These  amounts, based on assumed appreciation rates  of
    5% and 10% rates prescribed by the Securities and Exchange Commission rules, are not intended to forecast possible future appreciation, if any, of the Common Stock price. Moreover, these values do not take into consideration the provisions of the options providing for nontransferability, vesting over a period of four years or termination of the options following termination of employment. The amounts shown are pre-tax and assume the options will be held throughout the entire ten year term. Actual gains, if any, are dependent upon the future performance of the Common Stock, as well as the continued employment of the option holder through the vesting periods.

   The  following  table  sets forth the number and  value  of  unexercised
options  held  by the named executive officers at December 31,  1996.   No
options or SARs were exercised by the named executive officers during the 1996 fiscal year. No SARs were held by the named executive officers at December 31, 1996.


            AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                  AND FISCAL YEAR-END OPTIONS/SAR VALUES


                              Number of
                              Securities
                        Underlying Unexercised        Value of Unexercised
                           Options/SARs at         In-the-Money Options/SARs
                         Fiscal Year-End (#)       at Fiscal Year-End ($) (1)

    Name             Exercisable  Unexercisable      Exercisable  Unexercisable

Terry N. Coleman         8,995        54,427            83,740        205,039

Jean R. Hale             8,995        24,427            83,740         85,039

Richard M. Levy              0        21,500                 0         86,750

William Vermillion           0        20,000                 0         80,000

Ronald M. Holt               0        21,000                 0         84,500

Burlin Coleman               0             0                 0              0



 (1) Based on the closing price of the Common Stock at December 31, 1996.


                   REPORT OF THE COMPENSATION COMMITTEE

      The principal duties of the Compensation Committee are to review the compensation of executive officers of the Company and make recommendations to the Board for approval. Compensation for executive officers consists of base salary, bonus and stock options under the Option Plan.
      The total compensation package is set at levels the Compensation Committee believes are sufficient to attract and retain qualified executives. It is the goal of the Compensation to hire executives to long-term relationships which will mutually benefit the executive and the
Company. The Compensation Committee believes its total compensation package is in line with compensation packages offered by other companies within the Company's peer group of bank holding companies with total consolidated assets of one to three billion dollars. This is not the peer group used to construct the performance graph contained in this proxy statement.
     Bonuses to executive officers are computed under the senior management incentive plan, which is open to all senior executives. The bonuses are based on earnings per share of the Corporation adjusted for modifying factors which are different for each senior executive. This is different from the incentive plan available to other employees which is also based on earnings per share, but without modifying factors.
      Stock options are also computed under the senior management incentive plan, and issued under the Option Plan. Stock options are based on earnings per share adjusted for modifying factors which are different for each senior executive. Stock options are not available to other employees. Stock options may also be issued to senior executives for management retention purposes, which must be approved by the Compensation Committee.
      The salary, bonus and stock options of Terry Coleman, the Chief Executive Officer until November 1, 1996, were computed under the senior management incentive plan and were not tied to stock performance. The salary of Burlin Coleman, the Chief Executive Officer from November 1, 1996 was not tied to stock performance. Burlin Coleman received no bonus or stock options for 1996. The Compensation Committee believes the compensation of the chief executive officer is in line with other companies in its peer group.

      OBRA Deductibility Limitation. The Omnibus Budget Reconciliation Act of 1994 ("OBRA") prohibits the deduction by public companies of compensation of certain executive officers in excess of $1 million, unless certain criteria are met. The Company has determined not to take any action at this time with respect to its compensation plans to seek to meet these criteria.

          Ernest M. Rogers       Brandt Mullins        Nick Cooley


      During 1996 there were no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers serve on the Board of Directors' Compensation Committee. Brandt Mullins, who serves on the Compensation Committee, was the President and Chief Operating Officer until his retirement in 1992.

                         COMMON STOCK PERFORMANCE

      The following graph shows the cumulative return experienced by the Company's shareholders during the last five years compared to the NASDAQ Stock Market and the NASDAQ Bank Index. The graph assumes the investment of $100 on December 31, 1991 in the Company's Common Stock and each index and the reinvestment of all dividends paid during the five year period.


   Comparison of 5 Year Cumulative Total Return among Community Trust Bancorp, Inc., NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks

Fiscal Year Ending December 31
                     1991      1992     1993     1994     1995     1996
Community Trust
Bancorp, Inc.         100       198      281      257      195      256
NASDAQ Stock
Market (U.S.)         100       116      134      131      185      227
NASDAQ Bank Stocks    100       146      166      165      246      326




                             INDEPENDENT AUDITORS

      Ernst & Young LLP ("Ernst & Young") has been selected as independent certified public accountants for 1997 by the Audit and Asset Quality Committee, subject to approval of the full Board of Directors .

      Crowe Chizek & Company LLP of South Bend, Indiana ("Crowe Chizek") were the independent certified public accountants for the years ended December 31, 1995, 1994 and 1993. The services rendered to the Company by Crowe Chizek during these years included the audit of annual financial statements, review of the Annual Report and reports filed with the Securities & Exchange Commission, consultation on IRS examinations and consultation with the internal audit staff concerning documentation and testing of internal accounting controls.

      Ernst & Young replaced Crowe Chizek on January 23, 1996. During the two most recent fiscal years and interim period prior to January 23, 1996, there have been no disagreements with Crowe Chizek on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events.

      Crowe Chizek's report on the financial statements for the final two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

      The decision to change independent certified public accountants was recommended by the Audit and Asset Quality Committee and is subject to approval of the full Board of Directors.

      Neither Crowe Chizek nor Ernst & Young is expected to have a representative present at the meeting.

                           SHAREHOLDER PROPOSALS

     It is currently contemplated that the Company's 1998 Annual Meeting of Shareholders will be held on or about April 28, 1998. In the event that a shareholder desires to have a proposal considered for presentation at the Company's 1998 Annual Meeting of Shareholders and inclusion in the Proxy Statement for such meeting, the proposal must be forwarded in writing to the Secretary of the Company so that it is received no later than November 19, 1997. Any such proposal must comply with the requirements of Rule 14(a)-8 promulgated under the Act.

                               MISCELLANEOUS

     The Board of Directors of the Company knows of no other business to be presented to the Annual Meeting. If other matters should properly come before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the proxy. The Board of Directors urges each shareholder who does not intend to be present and to vote at the Annual Meeting to complete, sign and return the enclosed proxy as promptly as possible.


                                   By Order of the Board of Directors




                                   Burlin Coleman
                                   Burlin Coleman
                                   President and Chairman of the Board





                                   Jean R. Hale
                                   Jean R. Hale
                                   Executive Vice President


Pikeville, Kentucky
March 21, 1997